SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
                       --------------------------------

                                    FORM 8-K



                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of Report(Date of earliest event reported):September 5, 2000
                               (September 1,2000)
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                           BANCORP RHODE ISLAND, INC.
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             (Exact name of registrant as specified in its charter)

                                  Rhode Island

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                 (State or other jurisdiction of incorporation)

          333-33182                                       05-0509802
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    (Commission File Number)                (IRS Employer Identification Number)

              One Turks Head Place, Providence, Rhode Island 02903
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                    (Address of principal executive offices)

                                 (401) 456-5000
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              (Registrant's telephone number, including area code)

                                       N/A
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          (Former name or former address, if changed since last report)


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Item 5:           Other Events.
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         On September 1, 2000,  Bank Rhode Island  ("Bank RI") and Bancorp Rhode
Island,  Inc.   ("Bancorp")  received  final  approval  from  the  Rhode  Island
Department of Business Regulation for reorganization into a bank holding company structure and effected the reorganization. Stock in Bank RI will be exchanged one-for-one for stock of Bancorp. The Bancorp stock will trade on the Nasdaq Stock Market under the symbol "BARI".

         The business activities of Bancorp will initially consist solely of the operation of Bank RI as a wholly owned bank subsidiary. It is possible that in the future Bancorp may acquire or commence additional businesses; however, no specific acquisitions or new business activities are currently planned. Bank RI will continue its current business and operations as a Rhode Island state-chartered financial institution under its existing name. The existing charter and bylaws of Bank RI will not be substantially affected by the reorganization. Bank RI's press release announcing the completion of the restructuring is attached to this Form 8-K and made a part hereof as Exhibit 99.1.


Item 7:           Financial Statements and Exhibits.
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(a)      Financial Statements of Businesses Acquired.

         Not applicable.

(b)      Pro Forma Financial Information.

         Not applicable.

(c)      Exhibits.

         99.1      Press Release dated September 1, 2000


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



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         BANCORP RHODE ISLAND, INC.



                                         By:      /s/ Albert R. Rietheimer
                                                  -------------------------
                                                  Albert R. Rietheimer
                                                  Chief Financial Officer


Date:  September 5, 2000

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